Exhibit 10.3

                        FOUNDER'S EQUALIZATION AGREEMENT



     THIS AGREEMENT is made this, the 1st day of February, 2000, among the undersigned, (the "Founder" or collectively "Founders") all of whom are original owners of shares of voting stock in Intelliworxx, Inc., a Florida C corporation, (the "Company").

                                   WITNESSETH

     WHEREAS, a complaint (the "Complaint") has been filed in federal court by Teltronics, Inc. and its subsidiary, ISI, Inc., (the "Plaintiffs") against the Company, Wavelogic, Inc., Founder Kevin B. Rogers ("Rogers"), and Founder Michael P. Jonas ("Jonas"); and,

     WHEREAS, to eliminate the potential for a material judgement against the Company in this matter, Rogers and Jonas have agreed to certain conditions as specified in Attachment A, (the "Conditions"); and,

     WHEREAS, the Conditions specify circumstances whereby shares in the Company owned by Rogers and Jonas must be delivered to the Plaintiffs; and,

     WHEREAS, should Rogers and Jonas be required to deliver shares they own in the Company to the Plaintiffs, the other Founders desire to transfer shares in the Company owned by themselves to Rogers and Jonas in a manner such that an equitable distribution is maintained.

                                 NOW, THEREFORE

For good and valuable consideration the parties, intending to be legally bound, agree as follows:

     1. Term. The term of this agreement shall extend to the conclusion (out of court settlement or satisfaction of judgement) of the Complaint.

     2. Notification of the Conclusion of the Complaint. Rogers and Jonas shall deliver to the other Founders copies of either a court stamped satisfaction of judgement or a notarized acceptance of settlement (the "Final Documents"). In addition, Rogers and Jonas shall include a calculation of the number of shares, if any delivered by themselves to the Plaintiffs ("Foregone Shares").

     3. Calculation of the Number of Shares to be Transferred by the Other Founders to Rogers and Jonas. Attachment B hereto indicates the original number of shares owned by each Founder (the "Original Holding(s)"), the total number of shares held by the Founders (the "Original Total") and the percentage of the Original Total held by each Founder (the "Original Percentage(s)". Following notification of Foregone Shares per 2 above, a new distribution shall be calculated as follows. The number of Foregone Shares shall be subtracted from the Original Total to give a new total (the "New Total"). The Original Percentage for each Founder shall then be multiplied by the New Total to give a new amount of holdings for each Founder (the "New Holding(s)"). The New Holding will then be achieved by the transfer of certificates amongst the Founders.

                                                                    Exhibit 10.3


     4. Successors and Assigns. This Agreement shall be binding on and inure to the benefit of any executor, administrator, or personal representative as well as the heirs and assigns of each of the Founders.

     5. Governing Law. This Agreement is executed and is to be performed in Florida and shall be governed by and construed in accordance with the laws of the State of Florida.

     6. Termination of Agreement. This Agreement shall terminate, and the certificate representing the shares shall be released from the terms hereof, upon (a) the fulfillment of the requirements of this Agreement or (b) the absence of Foregone Shares upon the conclusion of the Complaint.

     7. Entire Agreement. This Agreement is the entire agreement among the parties with respect to the subject matter hereof. No amendment shall be effective unless in writing and executed by all of the parties with the same degree of formality as required herein.



                  [Remainder of page intentionally left blank]

                                                                    Exhibit 10.3

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the day first above written.



WITNESS                                     FOUNDER



                                            By:  /s/  William E. Belew
-----------------------------                  -------------------------------
                                                      William E. Belew



                                            FOUNDER



                                            By:  /s/  Christopher J. Floyd
-----------------------------                  -------------------------------
                                                      Christopher J. Floyd



                                            FOUNDER



                                            By:  /s/  Michael P. Jonas
-----------------------------                  -------------------------------
                                                      Michael P. Jonas



                                            FOUNDER



                                            By:  /s/  Donald H. Pound
-----------------------------                  -------------------------------
                                                      Donald H. Pound, Jr.



                                            FOUNDER



                                            By:  /s/  Vincent D. Reynolds
-----------------------------                  -------------------------------
                                                      Vincent D. Reynolds

                                                                    Exhibit 10.3


                                            FOUNDER



                                            By:  /s/  James L. Roach
-----------------------------                  -------------------------------
                                                      James L. Roach



                                            FOUNDER



                                            By:  /s/  Kevin B. Rogers
-----------------------------                  -------------------------------
                                                      Kevin B. Rogers



                                            FOUNDER



                                            By:  /s/  Ian N. Whitehead
-----------------------------                  -------------------------------
                                                      Ian N. Whitehead

                                                                    Exhibit 10.3

                                  Attachment A
                                   Conditions


     WHEREAS, a complaint (the "Complaint") has been filed in federal court by Teltronics, Inc. and its subsidiary, ISI, Inc., (the "Plaintiffs") against the Company, Wavelogic, Inc., Founder Kevin B. Rogers ("Rogers"), and Founder Michael P. Jonas ("Jonas"); and,

     WHEREAS, to eliminate the potential for a material judgement against the Company in this matter, Rogers, Jonas and the Company have agreed to certain conditions as specified below.

                                 NOW, THEREFORE

For good and valuable consideration the parties, intending to be legally bound, agree as follows:

     1. Term. The term of this agreement shall extend to the conclusion (out of court settlement or satisfaction of judgement) of the Complaint.

     2. Indemnification of the Company by Rogers and Jonas. Rogers and Jonas hereby agree and the Company hereby accepts the following Conditions. Should a judgement or settlement of the Complaint result in the necessity a number of shares of the Company to be delivered to the Plaintiffs (the "Total Settlement Shares"), the maximum number of shares the Company shall be required to issue to the Plaintiffs (the "Company Settlement Shares") is 10,000. Should the Total Settlement Shares be greater than 10,000 then Rogers and Jonas hereby agree to transfer, from their own individual holdings, that quantity of shares such that said transfer of shares plus the Company Settlement Shares equals the Total Settlement Shares.

     3. Successors and Assigns. This Agreement shall be binding on and inure to the benefit of any executor, administrator, or personal representative as well as the heirs and assigns of each of the Founders.

     4. Governing Law. This Agreement is executed and is to be performed in Florida and shall be governed by and construed in accordance with the laws of the State of Florida.

     5. Termination of Agreement. This Agreement shall terminate, and the certificate representing the shares shall be released from the terms hereof, upon (a) the fulfillment of the requirements of this Agreement or (b) the absence of Foregone Shares upon the conclusion of the Complaint.

     6. Entire Agreement. This Agreement is the entire agreement among the parties with respect to the subject matter hereof. No amendment shall be effective unless in writing and executed by all of the parties with the same degree of formality as required herein.


                  [Remainder of page intentionally left blank]

                                                                    Exhibit 10.3


     IN WITNESS WHEREOF, the parties have executed this Agreement known as Attachment A "Conditions" as of the day first above written.





WITNESS                                     Rogers



                                            By:  /s/  Kevin B. Rogers
-----------------------------                  -------------------------------
                                                      Kevin B. Rogers



                                            Jonas



                                            By:  /s/  Michael P. Jonas
-----------------------------                  -------------------------------
                                                      Michael P. Jonas



                                            Intelliworxx, Inc.



                                            By:  /s/  Christopher J. Floyd
-----------------------------                  -------------------------------
                                                      Christopher J. Floyd
                                                      Vice President Finance &
                                                      Treasurer

                                                                    Exhibit 10.3

                                  Attachment B
                           Beneficial Ownership Table


-------------------------- ------------------------- --------------------------
    Name                      Original Holdings          Original Percentages
-------------------------- ------------------------- --------------------------
William E. Belew                    375,000                     3.125
-------------------------- ------------------------- --------------------------
Christopher J. Floyd              1,875,000                    15.625
-------------------------- ------------------------- --------------------------
Michael P. Jonas                  1,875,000                    15.625
-------------------------- ------------------------- --------------------------
Donald H. Pound, Jr.              1,875,000                    15.625
-------------------------- ------------------------- --------------------------
Vincent D. Reynolds               1,875,000                    15.625
-------------------------- ------------------------- --------------------------
James L. Roach                      375,000                     3.125
-------------------------- ------------------------- --------------------------
Kevin B. Rogers                   1,875,000                    15.625
-------------------------- ------------------------- --------------------------
Ian N. Whitehead                  1,875,000                    15.625
-------------------------- ------------------------- --------------------------
            Original Total       12,000,000                   100.000
-------------------------- ------------------------- --------------------------

                                                                    Exhibit 10.3


                                                   May 22, 2000




Intelliworxx, Inc.
1819 Main Street, Suite 1101
Sarasota, FL  34236

Re: Finders' Equalization Agreement dated February 1, 2000 (the "Agreement")

Gentlemen:

     We refer to the above agreement, pursuant to which certain shares of the Common Stock of Intelliworxx, Inc. (the "Company") would have been transferred between the undersigned shareholders and the Company to mitigate the averse effect of a possible settlement or judgment in a case filed in federal court by Teltronics, Inc. against the Company, Kevin Rogers and Michael P. Jonas (the "Case"). At present, the federal court has rendered a judgment adverse to the Company in the amount of $12,000,000 and the Case has not been settled in the manner anticipated in the Agreement.

     Accordingly, the undersigned agree to take the following actions to carry out the purposes of the Agreement:

     1. Each of the undersigned agrees to deposit the number of Company shares set forth beside their names on Exhibit A hereto with the Company's Secretary, together with duly executed and guaranteed stock powers in blank sufficient to transfer the shares.

     2. The Company's Secretary is hereby authorized to effect the transfer of the shares deposited either to a trust created to settle or satisfy the judgment in this Case, transfer the shares to the Company's treasury or cancel the shares, each as directed by the Audit Committee of the Company's Board of Directors.

     3. In the event the number of shares required to be sold to raise proceeds to pay, or delivered in satisfaction of any judgment or settlement in the Case is more or less than the number of shares so deposited by the undersigned, the undersigned shall deposit additional shares or the Company or trust shall return shares to the undersigned, as the case may be, pro rata in accordance with the percentage set forth on Exhibit A hereto.

     4. Each party agrees to take such further action as is necessary to carry out the purposes of this letter.

     5. This letter may be signed in counterparts, each of which taken together shall be deemed one original document.

                            [SIGNATURE PAGE FOLLOWS]

                                                                    Exhibit 10.3


                                            By:  /s/  William E. Belew
                                               -------------------------------
                                                      William E. Belew


                                            By:  /s/  Christopher J. Floyd
                                               -------------------------------
                                                      Christopher J. Floyd


                                            By:  /s/  Michael P. Jonas
                                               -------------------------------
                                                      Michael P. Jonas


                                            By:  /s/  Donald H. Pound, Jr.
                                               -------------------------------
                                                      Donald H. Pound, Jr.


                                            By:  /s/  Vincent D. Reynolds
                                               -------------------------------
                                                      Vincent D. Reynolds


                                            By:  /s/  James L. Roach
                                               -------------------------------
                                                      James L. Roach


                                            By:  /s/  Kevin B. Rogers
                                               -------------------------------
                                                      Kevin B. Rogers


                                            By:  /s/  Ian N. Whitehead
                                               -------------------------------
                                                      Ian N. Whitehead


                                            Intelliworxx, Inc.



                                            By:  /s/  Christopher J. Floyd
                                               -------------------------------
                                                      Christopher J. Floyd
                                                      Vice President Finance &
                                                      Treasurer



                                            By:  /s/  Donald R. Mastropietro
                                               --------------------------
                                                      Donald R. Mastropietro,
                                                      Corporate Secretary

                                                                    Exhibit 10.3

                                    Exhibit A
                           Beneficial Ownership Table


--------------------------- --------------  -------------------- ------------
        Name                    Original         Original          Shares
                                Holdings       Percentages        Deposited
--------------------------- --------------  -------------------- ------------
William E. Belew                 375,000           3.125            17,857
--------------------------- --------------- -------------------- ------------
Christopher J. Floyd           1,875,000          15.625            89,286
--------------------------- --------------- -------------------- ------------
Michael P. Jonas               1,875,000          15.625            89,286
--------------------------- --------------- -------------------- ------------
Donald H. Pound, Jr.           1,875,000          15.625            89,286
--------------------------- --------------- -------------------- ------------
Vincent D. Reynolds            1,875,000          15.625            89,286
--------------------------- --------------- -------------------- ------------
James L. Roach                   375,000           3.125            17,857
--------------------------- --------------- -------------------- ------------
Kevin B. Rogers                1,875,000          15.625            89,286
--------------------------- --------------- -------------------- ------------
Ian N. Whitehead               1,875,000          15.625            89,286
--------------------------- --------------- -------------------- ------------
             Total            12,000,000         100.000           571,430
--------------------------- --------------- -------------------- ------------